                                                               EXHIBIT 10(21)(e)
                                AMENDMENT NO. 2
                                ---------------


     AMENDMENT NO. 2 (this "Amendment"), dated as of December 13, 1996, to the
                            ---------
Amended and Restated Credit Agreement, dated as of September 6, 1994, among Tambrands Inc. (the "Company"), Tambrands Limited, the Lenders party thereto
                     -------
(the "Lenders") and The Bank of New York, as agent (the "Agent"), as amended by
      -------                                            -----
Amendment No. 1, dated as of May 5, 1995 (the "Agreement").
                                               ---------

                                    RECITALS
                                    --------

       1. Capitalized terms used herein that are not herein defined shall have the meanings ascribed thereto by the Agreement.

     2. The Borrowers have requested that the Agreement be amended as set forth herein. The Agent is willing to amend the Agreement upon the terms and conditions herein contained.

     Therefore, in consideration of the RECITALS and the terms and conditions herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Agent hereby agree that the Agreement be amended in the following respects:


     3. Paragraph 1.1 is amended to add the following definitions thereto in their appropriate alphabetic order:


     "Intercompany Indebtedness": Indebtedness of a Subsidiary of the Company
      -------------------------
due to the Company or to another Subsidiary of the Company.

     "MTN Notes": the Medium-Term Notes of the Company issued under the
      ---------
Indenture, dated as of December 1, 1993, between the Company and Citibank, N.A., as Trustee, as amended or supplemented from time to time.

     "MTN Notes Guaranties": the Guaranties (contained in the First Supplemental
      --------------------
Indenture referred to below) by each of the Transferee Subsidiaries of the payment of the MTN Notes outstanding at the time of the execution and delivery of the First Supplemental Indenture, dated as of December 31, 1996, among the Company, the Transferee Subsidiaries and Citibank, N.A., as Trustee.

     "Transferee Subsidiaries": each of Tampax Corporation, a Delaware
      -----------------------
corporation and a wholly-owned Subsidiary of the Company ("Tampax") and
                                                           ------
Tambrands Mfg., Inc. and Tambrands Sales Corp., each a Delaware corporation and each a wholly-owned Subsidiary of Tampax, and indirectly, of the Company.

     4.   Paragraph 8.3 is amended in its entirety to read as follows:

          8.3  Sale of Assets.
               --------------

          Sell, assign, exchange, lease, transfer or otherwise dispose of, or enter into sales and leasebacks with respect to, any of its assets (other than Margin Stock), other than in the ordinary course of business, or permit any of its Subsidiaries so to do, in an aggregate amount, on and after the Effective Date, in excess of 15% of its Consolidated assets (determined in accordance with GAAP), such assets to be valued at book value, provided, however, that the foregoing shall not prohibit (i) the Company from selling or transferring any of its assets to Transferee Subsidiaries, or (ii) a Transferee Subsidiary from selling or transferring any of its assets to the Company or to another Transferee Subsidiary.

     5.   Paragraph 8.7 is amended in its entirety to read as follows:

          "8.7 Contingent Obligations.
               ----------------------

     Create, incur, assume or suffer to exist any Contingent Obligation, or permit any Subsidiary so to do, if, after giving effect thereto, the aggregate amount of all Contingent Obligations (other than the MTN Notes Guaranties) of the Company and its Subsidiaries (determined in accordance with GAAP) would exceed $10,000,000 or, except with respect to the MTN Notes Guaranties, permit any Transferee Subsidiary to create, incur, assume or suffer to exist any Contingent Obligation."

     6. The following paragraph is added to the Agreement immediately after paragraph 8.7:

          "8.8 Indebtedness of Transferee Subsidiaries.
               ---------------------------------------

     Permit any Transferee Subsidiary to create, incur, assume or suffer to exist any Indebtedness (other than Intercompany Indebtedness) if, after giving effect thereto, the aggregate amount of all Indebtedness (other than Intercompany Indebtedness) of all Transferee Subsidiaries would exceed $10,000,000."

     7.   This Amendment shall not be effective until such time (the "Amendment
                                                                      ---------
No. 2 Effective Date") as each of the following conditions has been fulfilled:
--------------------

     (i) The Agent shall have received an original of this Amendment (i) executed by a duly authorized officer or officers of each of the Borrowers, and (ii) consented to by the Required Lenders.

     (ii) On and as of the Amendment No. 2 Effective Date, no Default or Event of Default shall have occurred or be continuing.

     (iii) The MTN Notes Guaranties shall be in substantially the form attached to this Amendment.

     8. The Borrowers reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder, agree and admit that they have no defenses to or offsets against any of their obligations to the Lenders or the Agent under the Loan Documents, and represent and warrant that there exists no Default or Event of Default, and that the representations and warranties contained in the Agreement are true and correct on and as of the date hereof, except such thereof as relate solely to an earlier date.

     9. Except as amended hereby, the Loan Documents shall remain in full force and effect, and no amendment of any term or condition of the Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Agreement or any other Loan Document or constitute a waiver of any Default or Event of Default.

     10. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     11. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     The Borrowers and the Agent have caused this Amendment No. 2 to be duly executed as of the date first above written.


                              TAMBRANDS INC.



                              By:     /s/ Susan J. Riley
                                      ------------------
                              Title:  Senior Vice President -
                                      Chief Financial Officer
                                      -----------------------


                              TAMBRANDS LIMITED


                              By:    /s/ Seth E. Herbert
                                    --------------------
                              Title:  Director
                                     -------------------



                              THE BANK OF NEW YORK,
                              Individually and as Agent



                              By   /s/ Georgia M. Pan-Kita
                                   -----------------------
                              Title: Assistant Vice President
                                     ------------------------


Each of the Lenders hereby
consents to the execution and
delivery of this Amendment by
the Agent:


BANK BRUSSELS LAMBERT,
NEW YORK BRANCH

By:   /s/ Ann E. Hardy
      ----------------
Title: Assistant Vice President
      -------------------------



By:   /s/ Dominick Vangaever
      ----------------------
Title: Senior Vice President - Credit
       ------------------------------

CITIBANK, N.A.



By: /s/ William G. Martens III
    --------------------------
Title:  Attorney-in-Fact
     -------------------



NATIONAL WESTMINSTER BANK plc


By:    / s/ Grey Stoehle
       -----------------
Title:  Vice President
       ----------------



ROYAL BANK OF CANADA



By    /s/ Sheryl H. Greenberg
     ------------------------
Title: Manager
       ----------------------



FLEET NATIONAL BANK



By:    /s/ D.E. Bambach
       ----------------
Title: Senior Vice President
       ---------------------

                          FORM OF MTN NOTES GUARANTIES
                          ----------------------------

     SECTION 1 Each of Tampax, Manufacturing and Sales hereby expressly agrees to be unconditionally bound by the terms and provisions of the Guarantee set forth below:

               For value received, each of TAMPAX CORPORATION ("Tampax"), TAMBRANDS MFG. INC. ("Manufacturing") and TAMBRANDS SALES CORP. ("Sales") (each, a "Guarantor" and, collectively, the "Guarantors"), hereby, jointly and severally, unconditionally guarantees to the Holders of Securities Outstanding at the time of the execution and delivery of the First Supplemental Indenture dated as of December 31, 1996 among the Company, Tampax, Manufacturing, Sales and the Trustee
          (i) the due and punctual payment of the principal of, premium, if any, and interest on such Securities, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein, and (ii) the performance or observance of every covenant of the Company under the Indenture. In case of the failure of the Company punctually to make any such payment of principal, premium, if any, or interest, the Guarantors, jointly and severally, hereby agree to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

               Each Guarantor hereby agrees that its obligations hereunder shall be as if it were the principal debtor and not merely surety, shall be joint and several with each of the other Guarantors, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Securities or such Indenture, any failure to enforce the provisions of such Securities or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the holder of such Securities hereof or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantors, increase the principal amount of such Securities, change the redemption terms of such Securities or alter the Stated Maturity thereof. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenant that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Securities and this Guarantee.

               The Guarantors shall be subrogated to all rights of the Holders of such Securities and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantors pursuant to the provisions of this Guarantee; provided, however, that the Guarantors shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium if any, and interest on all Securities issued under such Indenture and Outstanding on the date hereof shall have been paid in full.

               The guarantee set forth above shall be enforceable by the Holders of the Securities to which it applies whether or not such guarantee is endorsed upon or attached to such Securities.